UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[x]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to §240.14a-12

LEGENDS FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)    Title of each class of securities to which transaction applies:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   (2)    Aggregate number of securities to which transaction applies:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
  (4)       Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

  (5)    Total fee paid:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

      [ ]    Fee paid previously with preliminary materials.

   [ ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)    Amount Previously Paid:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
  (2)    Form, Schedule or Registration Statement No.:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
  (3)    Filing Party:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
  (4)    Date Filed:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Legends Financial Holdings, Inc.
310 North First Street
Clarksville, Tennessee 37040

Dear Shareholder:

As you know, we will hold our annual meeting of shareholders on August 22, 2006.  Below is a supplement to the June 28, 2006 Proxy Statement that we previously sent to you concerning the annual meeting.  Please note that this supplement should be read in conjunction with the Proxy Statement and Notice of Annual Meeting of Shareholders that we distributed with the Proxy Statement.  If you would like another copy of the Proxy Statement, you may obtain a copy by calling us at 931-503-1234.

On behalf of our board of directors, I would like to express our appreciation of your continued support of Legends Financial.

               Sincerely,

               /s/ Lee Pedigo
               Lee Pedigo, Secretary

SUPPLEMENT TO PROXY STATEMENT DATED JUNE 28, 2006

The third paragraph of page 21 of the Proxy Statement that was mailed to you on or about July 14, 2006, incorrectly stated that you will have until the close of business (local time) on June 30, 2006, to acquire sufficient shares so that you hold at least 1500 shares of common stock immediately prior to the reclassification transaction, or sell sufficient shares so that you hold less than 1500 shares of common stock immediately prior to the reclassification transaction. The correct date is August 22, 2006, and the corrected paragraph is reprinted below in its entirety. The below information supersedes and replaces the third paragraph on page 21 of the Proxy Statement:

•
shareholders will have the opportunity to determine whether or not they will remain shareholders owning solely common stock, or shares of Class A or Class B common stock after the reclassification transaction by acquiring sufficient shares so that they hold at least 1500 shares of common stock immediately prior to the reclassification transaction or selling sufficient shares so that they hold less than 1500 shares of common stock immediately prior to the reclassification transaction, so long as they act sufficiently in advance of the reclassification transaction so that the sale or purchase is reflected in our shareholder records by the close of business (local time) on August 22, 2006, the expected effective date of the reclassification transaction.

This supplement to Proxy Statement is dated July 20, 2006, and is being mailed to shareholders on or about July 20, 2006.